UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02802

UBS Cashfund Inc.

(Exact name of registrant as specified in charter)

51 West 52nd Street, New York, New York 10019-6114
(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.

UBS Global Asset Management

51 West 52nd Street

New York, NY 10019-6114

(Name and address of agent for service)

Copy to:

Jack W. Murphy, Esq.

Dechert LLP

1775 I Street, N.W.

Washington, DC 20006-2401

Registrant’s telephone number, including area code: 212-882 5000

Date of fiscal year end: March 31

Date of reporting period: March 31, 2008

Item 1.	Reports to Stockholders.

UBS Cashfund Inc.

Annual Report

March 31, 2008

UBS Cashfund Inc.

May 15, 2008

Dear shareholder,

We present you with the annual report for UBS Cashfund Inc. (the “Fund”) for the 12 months ended March 31, 2008.

Performance

The seven-day current yield for the Fund as of March 31, 2008 was 2.53%, down from 4.70% on September 30, 2007. (For more information on the Fund’s performance, refer to “Performance and portfolio characteristics at a glance” on page 7.)

An interview with Portfolio Manager Robert Sabatino

Q.	Can you describe the overall economic environment during the reporting period?
A.	After showing resilience at the beginning of the reporting period, the US economy weakened toward the end of 2007. US gross domestic product (“GDP”) expanded only 0.6% during the first quarter of 2007. A variety of factors caused the economy to stumble, including the ongoing troubles in the housing market and tepid business spending.

The economy picked up steam in the second quarter, boosted by improving manufacturing activity. During this period, GDP growth was a solid 3.8%. The Commerce Department then reported that third quarter GDP growth was 4.9%. This was due, in part, to strong consumer spending and increased exports. The combined effects of the weak housing market, issues related to subprime mortgages and tighter credit conditions negatively impacted the overall economy for the remainder of the reporting period, however. GDP growth in the fourth quarter fell back to 0.6%, and the advance estimate for GDP growth in the first quarter of 2008 remained just 0.6%.

Q.	How did the Federal Reserve Board (the “Fed”) react in this economic environment?
A.	Fed Chairman Ben Bernanke initially indicated that the issues related to the subprime mortgage market would probably not impact the overall

*	Note: A management change occurred during the reporting period. On March 20, 2008, Robert Sabatino, an executive director in UBS Global Asset Management (Americas) Inc.’s short duration fixed income group, assumed primary responsibility for UBS Cashfund, replacing Michael Markowitz.

UBS Cashfund Inc.

Investment goal:

Current income, stability of principal and high liquidity

Portfolio Manager:

Robert Sabatino*

UBS Global Asset Management (Americas) Inc.

Commencement:

January 20, 1978

Dividend payments:

Monthly

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UBS Cashfund Inc.

economy. However, as the problems and fallout from subprime mortgages escalated, the Fed became more concerned about these issues. As credit concerns mounted, the Fed provided greater amounts of liquidity to the market in order to facilitate normal market operations.

In mid-August, the Fed lowered the discount rate—the rate the Fed uses for loans it makes directly to banks. Then, in mid-September, the Fed continued to take action by reducing the federal funds rate from 5.25% to 4.75%. (The federal funds rate, or “fed funds” rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) This was the first reduction in the fed funds rate since June 2003.

Since that time, the Fed has lowered rates further on six occasions, bringing the Fed funds rate to 2.00%, its lowest rate since 2004. In conjunction with its latest rate cut in April 2008, after the reporting period had ended, the Fed stated, “Recent information indicates that economic activity remains weak. Household and business spending has been subdued and labor markets have softened further. Financial markets remain under considerable stress, and tight credit conditions and the deepening housing contraction are likely to weigh on economic growth over the next few quarters.”

Q.	During the reporting period, events in the subprime market had a dramatic impact on financial markets. Did the Fund have direct exposure to the subprime mortgage market or collateralized debt obligations (“CDOs”)?
A.	During the reporting period, the Fund did not have any direct exposure to CDOs or the subprime mortgage market. Direct exposure to the subprime mortgage market would result from owning asset-backed commercial paper programs that are solely invested in subprime mortgages. (CDOs are one type of asset-backed security.)

Q.	How did you position the Fund during the reporting period?
A.	At the beginning of the reporting period, we employed a “bulleted” strategy, which entails focusing on securities with particular maturities. We focused on purchasing those maturing within six to 12 months, which helped the Fund to capture yield opportunities during that period, benefiting performance. Later in the period, we employed a “barbell strategy,” in which the maturities of securities in a portfolio are concentrated at opposite ends of the short-term yield curve. We continued to buy shorter-term securities, as we also sought to extend the portfolio’s weighted average maturity with longer-term money market securities maturing within nine to 13 months.

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UBS Cashfund Inc.

When the troubles surfaced in the credit market in mid-August, we sought to increase liquidity by purchasing more overnight securities. We also focused more on those with relatively shorter maturities, including one-month securities. Overall, the barbell strategy was a positive contributor to the Fund’s performance.

Q.	What level of portfolio diversification did you maintain during the reporting period?
A.	The Fund’s portfolio remained diversified by both weighted average maturity and security type, which benefited performance. We held securities with a range of maturities, from overnight up to a number of months. In terms of security type, while we are able to generally hold up to 5% in any one security (subject to certain exceptions), we typically maintained a greater level of portfolio diversification over the reporting period. We accomplished this by investing in smaller positions, typically purchasing no more than 2%–3% in any one nongovernment issuer.

Q.	What types of securities did you emphasize over the period?
A.	As always, quality, liquidity and yield remained paramount in our selection process for the portfolio.

At the beginning of the reporting period, a significant portion of the Fund was comprised of commercial paper. Our process led us to be highly selective in terms of the types of commercial paper held in the portfolio, which benefited performance during the reporting period. (Commercial paper is a short-term security often backed by a guarantee or a letter of credit from a bank or other entity.) During the reporting period, we did not have any positions in single-seller commercial paper conduits or asset backed commercial paper programs solely backed by mortgages. Instead, we emphasized the more stable multi-seller commercial paper programs, which benefited performance.

As the reporting period continued, we increased our exposure to repurchase agreements significantly as we sought to increase the Fund’s liquidity, which benefited performance. (Repurchase agreements are essentially contracts in which the seller of a security agrees to buy it back at a predetermined price and time or upon demand.) In response to turmoil in certain parts of the asset-backed commercial paper market, we decreased our exposure to these securities and increased our exposure to US government and agency obligations in order to help minimize the Fund’s risk exposure. Throughout the reporting period, a portion of the Fund maintained a steady level of exposure to certificates of deposit.

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UBS Cashfund Inc.

Q.	What factors do you believe will affect the Fund over the coming months?
A.	Recent economic data suggest that the US economy may be headed for further contraction. As financial markets continue to be plagued by low liquidity, further write-downs at major investment banks appear likely. We believe that the Fed is concerned about inflationary pressures on the economy, and that inflation considerations will weigh on their decisions regarding the Fed funds rate in the coming months. In response to the market conditions, we plan to continue to monitor economic data closely, and actively manage the Fund’s portfolio as we seek to add value for our shareholders.

We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS family of funds,* please contact your financial advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

Kai R. Sotorp President UBS Cashfund Inc. Head of the Americas UBS Global Asset Management (Americas) Inc.	Robert Sabatino Portfolio Manager UBS Cashfund Inc. Executive Director UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the annual period ended March 31, 2008. The views and opinions in the letter were current as of May 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

* Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

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UBS Cashfund Inc.

Understanding your Fund’s expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2007 to March 31, 2008.

Actual expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, if those other funds impose transactional costs—for example, exchange fees.

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UBS Cashfund Inc.

Understanding your Fund’s expenses (unaudited) (concluded)

	Beginning account value October 1, 2007	Ending account value March 31, 2008	Expenses paid during period(1) 10/01/07 to 03/31/08
Actual	$1,000.00	$1,019.50	$2.42
Hypothetical (5% annual return before expenses)	1,000.00	1,022.60	2.43

(1)	Expenses are equal to the Fund’s annualized expense ratio of 0.48%, multiplied by the average account value over the period, multiplied by 183 divided by 366 (to reflect the one-half year period).

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UBS Cashfund Inc.

Performance and portfolio characteristics at a glance (unaudited)

Yields and characteristics	03/31/08	09/30/07	03/31/07
Seven-day current yield(1)	2.53%	4.70%	4.82%
Seven-day effective yield(1)	2.56	4.81	4.94
Weighted average maturity(2)	51 days	42 days	53 days
Net assets (bln)	$2.8	$2.3	$2.5

Portfolio composition(3)	03/31/08	09/30/07	03/31/07
Commercial paper	29.7%	38.1%	65.1%
Repurchase agreements	22.3	13.1	5.1
US government and agency obligations	20.2	11.3	1.2
Certificates of deposit	18.8	19.3	18.1
Short-tem corporate obligations	8.8	13.0	10.5
Money market funds	1.2	2.6	0.0(4)
Bank notes	–	4.7	–
Other assets less liabilities	(1.0)	(2.1)	(0.0)(4)
Total	100.0%	100.0%	100.0%

(1)

Yields will fluctuate. Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be higher or lower than the performance data quoted.

(2)	The Fund is actively managed and its weighted average maturity will differ over time.

(3)	Weightings represent percentages of the Fund’s net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time.

(4)	Amounts represent less than 0.005%.

An investment in UBS Cashfund Inc. is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

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UBS Cashfund Inc.

Statement of net assets—March 31, 2008

	Face amount	Value
US government and agency obligations—20.18%
Federal Farm Credit Bank(1) 2.280%, due 04/01/08	$21,000,000	$20,998,673
2.330%, due 04/01/08	26,500,000	26,500,000
Federal Home Loan Bank 3.625%, due 04/16/08(2)	25,000,000	24,962,240
2.945%, due 05/18/08(1)	50,000,000	50,000,000
4.885%, due 08/20/08	15,250,000	15,258,483
5.100%, due 09/19/08	23,000,000	23,050,087
2.070%, due 09/30/08(2)	27,000,000	26,717,445
4.500%, due 11/05/08	22,500,000	22,500,000
3.350%, due 01/23/09	13,600,000	13,600,000
2.560%, due 02/13/09	14,000,000	14,073,438
2.850%, due 03/04/09	25,000,000	24,998,846
Federal Home Loan Mortgage Corp. 2.608%, due 04/28/08(1)	50,000,000	49,972,978
4.165%, due 05/12/08(2)	30,000,000	29,857,696
2.536%, due 06/30/08(1)	10,000,000	9,996,818
1.680%, due 09/15/08(2)	42,000,000	41,672,680
4.300%, due 12/26/08	15,000,000	15,000,000
Federal National Mortgage Association 2.380%, due 06/04/08(2)	50,000,000	49,788,444
2.630%, due 07/30/08(2)	48,000,000	47,579,200
3.375%, due 01/23/09	13,500,000	13,500,000
US Treasury Bills(2) 3.145%, due 06/12/08(3)	35,000,000	34,779,850
1.586%, due 09/11/08	13,000,000	12,906,646
Total US government and agency obligations (cost—$567,713,524)		567,713,524
Certificates of deposit—18.83%
Banking-non-US—13.21%
Bank of Montreal 3.100%, due 07/31/08	15,000,000	15,003,120
2.950%, due 08/19/08	20,000,000	20,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd. 3.790%, due 05/15/08	25,000,000	25,000,000
2.670%, due 05/19/08	25,000,000	25,000,000

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UBS Cashfund Inc.

Statement of net assets—March 31, 2008

	Face amount	Value
Certificates of deposit—(concluded)
Banking-non-US—(concluded)
Barclays Bank PLC 5.200%, due 06/16/08	$11,650,000	$11,650,000
3.000%, due 07/25/08	25,000,000	25,000,000
3.020%, due 02/23/09	10,000,000	10,000,000
Credit Suisse First Boston 4.230%, due 07/08/08	30,000,000	30,000,000
Deutsche Bank AG(1) 2.370%, due 04/01/08	20,000,000	20,000,000
2.405%, due 04/01/08	30,000,000	30,000,000
Mizuho Corporate Bank Ltd. 3.100%, due 04/04/08	25,000,000	25,000,000
Natixis 5.365%, due 06/02/08	25,000,000	25,000,000
2.780%, due 06/16/08	15,000,000	15,000,000
Norinchukin Bank Ltd. 4.300%, due 04/14/08	30,000,000	30,000,000
Royal Bank of Scotland PLC 3.750%, due 07/18/08	25,000,000	25,000,000
Svenska Handelsbanken 5.000%, due 10/09/08	40,000,000	40,000,000
		371,653,120
Banking-US—5.62%
American Express, Federal Savings Bank 2.600%, due 04/21/08	40,000,000	40,000,000
Citibank N.A. 2.490%, due 06/19/08	28,000,000	28,000,000
PNC Bank N.A. 3.190%, due 07/25/08	25,000,000	25,000,000
State Street Bank & Trust Co. 3.000%, due 05/28/08	26,000,000	26,000,000
US Bank N.A. 2.700%, due 09/15/08	16,000,000	16,000,000
Wachovia Bank N.A. (Charlotte) 4.753%, due 04/04/08(1)	23,000,000	23,000,000
		158,000,000
Total certificates of deposit (cost—$529,653,120)		529,653,120

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UBS Cashfund Inc.

Statement of net assets—March 31, 2008

	Face amount	Value
Commercial paper(2)—29.64%
Asset backed-banking—1.06%
Atlantis One Funding 3.850%, due 04/15/08	$20,000,000	$19,970,056
3.080%, due 05/14/08	10,000,000	9,963,211
		29,933,267
Asset backed-miscellaneous—8.11%
Amsterdam Funding Corp. 4.450%, due 04/08/08	13,400,000	13,388,405
Atlantic Asset Securitization LLC 2.900%, due 04/24/08	25,000,000	24,953,681
Barton Capital LLC 3.050%, due 04/01/08	25,000,000	25,000,000
Jupiter Securitization Co. LLC 2.800%, due 04/25/08	25,000,000	24,953,333
Kitty Hawk Funding Corp. 2.750%, due 04/30/08	25,000,000	24,944,618
Old Line Funding Corp. 2.800%, due 04/07/08	25,000,000	24,988,333
Ranger Funding Co. LLC 2.750%, due 04/21/08	25,000,000	24,961,806
Thunderbay Funding 2.780%, due 04/11/08	25,000,000	24,980,694
Variable Funding Capital Corp. 3.140%, due 04/08/08	20,000,000	19,987,789
2.950%, due 04/17/08	20,000,000	19,973,778
		228,132,437
Banking-non-US—0.89%
Danske Corp. 3.050%, due 07/09/08(1)	25,000,000	25,000,000
Banking-US—13.46%
Calyon N.A., Inc. 2.470%, due 04/21/08	40,000,000	39,945,111
2.590%, due 04/30/08	30,000,000	29,937,408
Dexia Delaware LLC 2.540%, due 04/01/08	40,000,000	40,000,000
HSBC USA, Inc. 2.670%, due 06/06/08	20,000,000	19,902,100

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UBS Cashfund Inc.

Statement of net assets—March 31, 2008

	Face amount	Value
Commercial paper(2)—(concluded)
Banking-US—(concluded)
ING (US) Funding LLC 3.100%, due 04/25/08	$30,000,000	$29,938,000
2.630%, due 05/05/08	30,000,000	29,925,484
JP Morgan Chase & Co. 4.830%, due 04/17/08	35,250,000	35,174,330
Kredietbank N.A. Finance Corp. 2.370%, due 04/14/08	17,000,000	16,985,451
Nordea N.A., Inc. 2.560%, due 04/01/08	70,000,000	70,000,000
Rabobank USA Financial Corp. 2.490%, due 04/01/08	55,000,000	55,000,000
Stadshypotek Del, Inc. 3.150%, due 04/22/08	12,000,000	11,977,950
		378,785,834
Consumer products-nondurables—1.24%
Procter & Gamble International Funding SCA 2.200%, due 04/25/08	35,000,000	34,948,667
Energy-integrated—0.53%
Chevron Funding Corp. 2.100%, due 04/08/08	15,000,000	14,993,875
Finance-noncaptive diversified—2.29%
General Electric Capital Corp. 2.610%, due 11/06/08	40,000,000	39,364,900
International Lease Finance Corp. 3.050%, due 04/09/08	25,000,000	24,983,055
		64,347,955
Food/beverage—1.00%
Nestle Capital Corp. 2.645%, due 08/21/08	15,000,000	14,843,504
Nestle Finance International Ltd. 2.800%, due 06/10/08	13,250,000	13,177,861
		28,021,365
Pharmaceuticals—1.06%
Pfizer, Inc. 4.410%, due 05/28/08	20,000,000	19,860,350
2.520%, due 08/25/08	10,100,000	9,996,778
		29,857,128
Total commercial paper (cost—$834,020,528)		834,020,528

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UBS Cashfund Inc.

Statement of net assets—March 31, 2008

	Face amount	Value
Short-term corporate obligations—8.77%
Asset backed-securities—1.07%
K2 (USA) LLC(4) 5.346%, due 06/02/08	$15,000,000	$14,999,902
5.400%, due 06/16/08	15,000,000	15,000,000
		29,999,902
Banking-non-US—5.76%
Bank of Scotland PLC 3.189%, due 04/01/08(1),(4)	60,000,000	60,000,000
BNP Paribas(1) 3.132%, due 05/07/08	10,000,000	10,000,000
4.032%, due 05/13/08	30,000,000	30,000,000
La Caja de Ahorros y Pensiones de Barcelona 3.848%, due 04/23/08(1),(4)	20,000,000	20,000,000
National Australia Bank Ltd. 3.306%, due 05/11/08(1),(4)	18,000,000	18,000,000
Totta Ireland PLC 3.085%, due 04/07/08(1),(4)	24,000,000	24,000,000
		162,000,000
Banking-US—0.71%
The Bank of New York Mellon Corp. 2.905%, due 04/14/08(1),(4)	20,000,000	20,000,000
Finance-captive automotive—1.23%
Toyota Motor Credit Corp.(1) 2.570%, due 04/01/08	18,000,000	18,000,000
2.520%, due 04/03/08	16,750,000	16,750,000
		34,750,000
Total short-term corporate obligations (cost—$246,749,902)		246,749,902
Repurchase agreements—22.34%
Repurchase agreement dated 03/31/08 with Barclays Bank PLC, 2.300% due 04/01/08, collateralized by $156,495,000 Federal Home Loan Bank obligations, zero coupon to 5.750% due 06/02/08 to 08/20/12, $91,193,000 Federal Home Loan Mortgage Corp. obligations, 5.510% due 01/23/23 and $3,883,000 Federal National Mortgage Association obligations, 5.125% due 05/27/15; (value—$255,000,614); proceeds: $250,015,972	250,000,000	250,000,000

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UBS Cashfund Inc.

Statement of net assets—March 31, 2008

	Face amount	Value
Repurchase agreements—(concluded)
Repurchase agreement dated 03/31/08 with Deutsche Bank Securities, 2.250% due 04/01/08, collateralized by $4,340,000 Federal Home Loan Bank obligations, 4.500% to 5.375% due 09/08/08 to 06/10/16, $279,779,000 Federal Home Loan Mortgage Corp. obligations, zero coupon to 5.300% due 01/16/09 to 07/15/32, $203,474,000 Federal National Mortgage Association obligations, zero coupon due 01/30/09 to 06/01/17 and $43,629,000 Federal National Mortgage Association Stripped Interest Payment obligations, zero coupon due 05/15/27 to 11/15/27; (value—$382,502,442); proceeds: $375,023,438	$375,000,000	$375,000,000
Repurchase agreement dated 03/31/08 with State Street Bank & Trust Co., 0.750% due 04/01/08, collateralized by $242,756 US Treasury Bonds, 7.250% to 8.875% due 05/15/16 to 08/15/17 and $3,071,439 US Treasury Notes, 1.750% to 4.000% due 08/31/09 to 03/31/10; (value—$3,523,176); proceeds: $3,454,072	3,454,000	3,454,000
Total repurchase agreements (cost—$628,454,000)		628,454,000
	Number of shares
Investments of cash collateral from securities loaned—1.23%
Money market funds(5)—1.23%
BlackRock Liquidity Fund Temp Fund Portfolio Institutional Class, 3.222%	33,466,034	33,466,034
Deutsche Cash Reserves, 3.121%	247	247
DWS Money Market Series Institutional, 3.161%	488,119	488,119
UBS Private Money Market Fund LLC,(6) 3.169%	623,600	623,600
Total money market funds and investments of cash collateral from securities loaned (cost—$34,578,000)		34,578,000
Total investments (cost—$2,841,169,074 which approximates cost for federal income tax purposes)—100.99%		2,841,169,074
Liabilities in excess of other assets—(0.99)%		(27,798,327)
Net assets (applicable to 2,813,359,941 shares of common stock outstanding equivalent to $1.00 per share)—100.00%		$2,813,370,747

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UBS Cashfund Inc.

Statement of net assets—March 31, 2008

(1)	Variable rate securities. The maturity dates reflect earlier of reset dates or stated maturity dates. The interest rates shown are the current rates as of March 31, 2008 and reset periodically.
(2)	Interest rates shown are the discount rates at date of purchase.
(3)	Security, or portion thereof, was on loan at March 31, 2008.
(4)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 6.11% of net assets as of March 31, 2008, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(5)	Rates shown reflect yield at March 31, 2008.
(6)	The table below details the Fund’s transaction activity in an affiliated issuer for the year ended March 31, 2008:

Security description	Value at 03/31/07	Purchases during the year ended 03/31/08	Sales during the year ended 03/31/08	Value at 03/31/08	Net income earned from affiliate for the year ended 03/31/08
UBS Private Money Market Fund LLC	$1	$948,935,964	$948,312,365	$623,600	$122,911

Issuer breakdown by country of origin (unaudited)

Percentage of total investments
United States	78.1%
Japan	4.9
United Kingdom	4.6
France	2.8
Switzerland	2.1
Germany	1.8
Spain	1.6
Sweden	1.4
Canada	1.2
Denmark	0.9
Australia	0.6
Total	100.0%

Weighted average maturity—51 days

See accompanying notes to financial statements

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UBS Cashfund Inc.

Statement of operations

For the year ended March 31, 2008
Investment income:
Interest	$118,361,392
Securities lending income (includes $122,911 earned from an affiliated entity)	312,984
118,674,376

Expenses:
Investment advisory and administration fees	10,094,090
Transfer agency and related services fees	2,416,917
Custody and accounting fees	344,852
Professional fees	119,490
Reports and notices to shareholders	101,935
State registration fees	99,118
Insurance fees	74,021
Directors’ fees	29,903
Other expenses	21,784
13,302,110
Less: Expense reimbursement by investment advisor and administrator	(502,423)
Net expenses	12,799,687
Net investment income	105,874,689
Net realized gain from investment activities	246,681
Net increase in net assets resulting from operations	$106,121,370

See accompanying notes to financial statements

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UBS Cashfund Inc.

Statement of changes in net assets

	For the years ended March 31,
	2008	2007
From operations:
Net investment income	$105,874,689	$121,907,369
Net realized gains from investment activities	246,681	23,750
Net increase in net assets resulting from operations	106,121,370	121,931,119

Dividends to shareholders from:
Net investment income	(105,874,689)	(121,907,369)
Net increase (decrease) in net assets from capital share transactions	325,310,814	(385,067,810)
Net increase (decrease) in net assets	325,557,495	(385,044,060)

Net assets:
Beginning of year	2,487,813,252	2,872,857,312
End of year	$2,813,370,747	$2,487,813,252
Accumulated undistributed net investment income	$—	$—

See accompanying notes to financial statements

16

(This page has been left blank intentionally)

17

UBS Cashfund Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each year is presented below:

	For the year ended March 31, 2008
Net asset value, beginning of year	$1.00
Net investment income	0.0433
Dividends from net investment income	(0.0433)
Net asset value, end of year	$1.00
Total investment return(1)	4.42%
Ratios/supplemental data:
Net assets, end of year (000’s)	$2,813,371
Expenses to average net assets, net of expense reimbursement by advisor and administrator	0.52	%(2)
Expenses to average net assets, before expense reimbursement by advisor and administrator	0.54%
Net investment income to average net assets	4.30%

(1)

Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

(2)	The Fund was reimbursed by UBS Financial Services Inc. in the amount of $502,423 for overcharges related to prior fiscal periods for postage related expenses.

See accompanying notes to financial statements

18

For the years ended March 31,
2007	2006	2005	2004
$1.00	$1.00	$1.00	$1.00
0.0471	0.0320	0.0118	0.0053
(0.0471)	(0.0320)	(0.0118)	(0.0053)
$1.00	$1.00	$1.00	$1.00
4.81%	3.25%	1.18%	0.53%
$2,487,813	$2,872,857	$3,443,468	$4,724,060

0.57%	0.57%	0.56%	0.60%

0.57%	0.57%	0.56%	0.60%
4.71%	3.18%	1.14%	0.53%

19

UBS Cashfund Inc.

Notes to financial statements

Organization and significant accounting policies

UBS Cashfund Inc. (the “Fund”) was incorporated in Maryland on January 20, 1978 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with US generally accepted accounting principles requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation and accounting for investments and investment income—Investments are valued at amortized cost, unless the Fund’s Board of Directors (the “Board”) determines that this does not represent fair value. Periodic review and monitoring of the valuation of the securities held by the Fund is performed in an effort to ensure that amortized cost approximates market value. Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of March 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the

20

UBS Cashfund Inc.

Notes to financial statements

inputs used to develop the measurements of fair value and the effect of certain measurements reported on the Statement of operations for a fiscal period.

Repurchase agreements—The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller’s agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller’s guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”).

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk

The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry, country or region.

21

UBS Cashfund Inc.

Notes to financial statements

Investment advisor and administrator

The Board has approved an investment advisory and administration contract (“Advisory Contract”) with UBS Financial Services Inc., an indirect wholly owned subsidiary of UBS AG, under which UBS Financial Services Inc. serves as investment advisor and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays UBS Financial Services Inc. an investment advisory and administration fee, which is accrued daily and paid monthly, in accordance with the following schedule:

Average daily net assets	Annual rate
Up to $500 million	0.500%
Next $500 million	0.425
Next $500 million	0.390
Next $500 million	0.380
Next $500 million	0.350
Next $1.0 billion	0.345
Next $500 million	0.325
Next $500 million	0.315
Next $500 million	0.300
Next $500 million	0.290
Over $5.5 billion	0.280

At March 31, 2008, the Fund owed UBS Financial Services Inc. $953,312 for investment advisory and administration fees.

UBS Global AM serves as sub-advisor and sub-administrator to the Fund pursuant to sub-advisory and sub-administration contracts (“Sub-Advisory and Sub-Administration Contracts”) between UBS Financial Services Inc. and UBS Global AM. In accordance with the Sub-Advisory and Sub-Administration Contracts, UBS Financial Services Inc. (not the Fund) paid UBS Global AM aggregate fees, accrued daily and paid monthly, at an annual rate of 0.08% of the Fund’s average daily net assets.

Reimbursement for postage related charges from affiliate—The Fund was reimbursed by UBS Financial Services Inc. for $502,423 for overcharges related to prior fiscal periods for postage related expenses.

Additional information regarding compensation to affiliate of a board member

Effective March 1, 2005, Professor Meyer Feldberg accepted the position of senior advisor to Morgan Stanley, resulting in him becoming an

22

UBS Cashfund Inc.

Notes to financial statements

interested director of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Fund transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the year ended March 31, 2008, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $3,910,602,451.

Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Fund’s investment advisor or sub-advisor, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Transfer agency related services fees

UBS Financial Services Inc. provides certain services pursuant to a delegation of authority from PFPC Inc. (“PFPC”), the Fund‘s transfer agent, and is compensated for these services by PFPC, not the Fund.

For the year ended March 31, 2008, UBS Financial Services Inc. received from PFPC, not the Fund, $1,561,421 of the total transfer agency and related services fees paid by the Fund to PFPC.

Securities lending

The Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. UBS Financial Services Inc. and other affiliated broker-dealers have been approved as borrowers under the Fund’s securities lending program. UBS Securities LLC is the Fund’s lending agent. For the year ended March 31, 2008, UBS Securities LLC earned $89,037 in compensation as the Fund’s

23

UBS Cashfund Inc.

Notes to financial statements

lending agent. At March 31, 2008, the Fund owed UBS Securities LLC $12,431 in compensation as the Fund’s lending agent. At March 31, 2008, the Fund had securities on loan having a market value of $33,818,301.

Other liabilities and components of net assets

At March 31, 2008, the Fund had the following liabilities outstanding:

Payable for cash collateral from securities loaned	$34,578,000
Dividends payable to shareholders	1,555,151
Other accrued expenses*	923,460

*	Excludes investment advisory and administration and securities lending fees.

At March 31, 2008, the components of net assets were as follows:

Accumulated paid in capital	$2,812,933,616
Accumulated net realized gain from investment activities	437,131
Net assets	$2,813,370,747

Federal tax status

The Fund intends to distribute all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid to shareholders by the Fund during the fiscal years ended March 31, 2008 and March 31, 2007 was ordinary income.

At March 31, 2008, the component of accumulated earnings on a tax basis was undistributed ordinary income of $1,992,282.

The Fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”. The implementation of FIN 48 resulted in no material liabilities for unrecognized tax benefits and no material changes to the beginning net asset value of the Fund.

As of and during the period ended March 31, 2008, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes

24

UBS Cashfund Inc.

Notes to financial statements

interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of operations. During the period, the Fund did not incur any interest or penalties.

Each of the tax years in the three year period ended March 31, 2008, remains subject to examination by the Internal Revenue Service and state taxing authorities. The adoption of FIN 48 had no impact on the operations of the Fund for the year ended March 31, 2008.

Capital share transactions

There are 20 billion shares of $0.001 par value authorized shares of common stock. Transactions in shares of common stock, at $1.00 per share, were as follows:

	For the years ended March 31,
	2008	2007
Shares sold	11,628,859,480	11,524,336,572
Shares repurchased	(11,408,029,942)	(12,027,720,400)
Dividends reinvested	104,481,276	118,316,018
Net increase (decrease) in shares outstanding	325,310,814	(385,067,810)

25

UBS Cashfund Inc.

Report of Ernst & Young LLP, independent registered public accounting firm

To the Board of Directors and Shareholders of UBS Cashfund Inc.

We have audited the accompanying statement of net assets of UBS Cashfund Inc. (the “Fund”), as of March 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2008 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UBS Cashfund Inc. at March 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with US generally accepted accounting principles.

New York, New York

May 16, 2008

26

UBS Cashfund Inc.

General information (unaudited)

Quarterly Form N-Q portfolio schedule

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

27

UBS Cashfund Inc.

Supplemental information (unaudited)

Board of Directors & Officers

The Fund is governed by a Board of Directors which oversees the Fund’s operations. Each director serves an indefinite term of office. Officers are appointed by the directors and serve at the pleasure of the Board. The table below shows, for each director and officer, his or her name, address and age, the position held with the Fund, the length of time served as a director and officer of the Fund, the director’s or officer’s principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the director or for which a person served as an officer, and other directorships held by the director.

The Fund’s Statement of Additional Information contains additional information about the directors and is available, without charge, upon request by calling 1-800-647 1568.

Interested Director

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years
Meyer Feldberg††; 66 Morgan Stanley 1585 Broadway 33rd Floor New York, NY 10036	Director	Since 1990	Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since March 2005). Professor Feldberg also serves as president of New York Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with other cities around the world) (since May 2007). Prior to July 2004, he was Dean and Professor of Leadership and Ethics of the Graduate School of Business at Columbia University (since 1989).

28

UBS Cashfund Inc.

Supplemental information (unaudited)

Number of portfolios in fund complex overseen by director	Other directorships held by director
Professor Feldberg is a director or trustee of 30 investment companies (consisting of 59 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Professor Feldberg is also a director of Primedia Inc. (publishing), Macy’s, Inc. (operator of department stores), Revlon, Inc. (cosmetics), SAPPI, Ltd. (producer of paper), and the New York City Ballet.

29

UBS Cashfund Inc.

Supplemental information (unaudited)

Independent Directors

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years
Richard Q. Armstrong; 72 c/o Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019-6099	Director and Chairman of the Board of Directors	Since 1996 (Director) Since 2004 (Chairman of the Board of Directors)	Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995).
Alan S. Bernikow; 67 c/o Deloitte & Touche 1633 Broadway New York, NY 10019	Director	Since 2005	Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from June 2003 until 2007). Previously, he was deputy chief executive officer at Deloitte & Touche.

Richard R. Burt; 61 McLarty Associates 900 17th Street NW, 18th floor Washington, D.C. 20006	Director	Since 1996	Mr. Burt is a senior advisor to McLarty Associates (a consulting firm) (since April 2007) and chairman of IEP Advisors (international investments and consulting firm). Prior to April 2007, he was chairman of Diligence Inc. (information and risk management firm).

Bernard H. Garil; 67 6754 Casa Grande Way Delray Beach, FL 33446	Director	Since 2005	Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).

Heather R. Higgins; 48 255 E. 49th St., Suite 23D New York, NY 10017	Director	Since 2005	Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves on the boards of several non-profit charitable groups, including the Independent Women’s Forum (chairman), the Philanthropy Roundtable (vice chairman). She had also served on the board of the Hoover Institution (executive committee) (1995-2000 and 2001-2007).

30

UBS Cashfund Inc.

Supplemental information (unaudited)

Number of portfolios in fund complex overseen by director	Other directorships held by director
Mr. Armstrong is a director or trustee of 17 investment companies (consisting of 46 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub- advisor or manager.	None

Mr. Bernikow is a director or trustee of 17 investment companies (consisting of 46 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Bernikow is also a director of Revlon, Inc.
(cosmetics) (and serves as the chair of its audit
committee and as a member of its nominating
and corporate governance committee), a
director of Mack-Cali Realty Corporation (real
estate investment trust) (and serves as the chair
of its audit committee) and a director of the
Casual Male Retail Group, Inc. (menswear) (and
serves as a member of its audit committee and
as a member of its nominating and corporate
governance committee).

Mr. Burt is a director or trustee of 17 investment companies (consisting of 46 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Burt is also a director of The Central
European Fund, Inc., The Germany Fund, Inc.,
The New Germany Fund, Inc., IGT, Inc.
(provides technology to gaming and wagering
industry) and The Protective Group, Inc.
(produces armor products).

Mr. Garil is a director or trustee of 17 investment companies (consisting of 46 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub- advisor or manager.	Mr. Garil is also a director of OFI Trust Company (commercial trust company) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

Ms. Higgins is a director or trustee of 17 investment companies (consisting of 46 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

31

UBS Cashfund Inc.

Supplemental information (unaudited)

Officers

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph Allessie*; 42	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) and deputy general counsel (since 2005) at UBS Global Asset Management (US) Inc. and UBS Global Asset Management (Americas) Inc. (collectively, “UBS Global AM—Americas region”). Prior to joining UBS Global AM—Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp. (from 2004 to 2005). Prior to that Mr. Allessie was general counsel and secretary of GAM USA Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 21 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Thomas Disbrow*; 42	Vice President and Treasurer	Since 2000 (Vice President) Since 2004 (Treasurer)	Mr. Disbrow is an executive director (since 2007) (prior to which he was a director) (since 2001) and head of the US mutual fund treasury administration department (since 2006) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer of 21 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

32

UBS Cashfund Inc.

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Michael J. Flook*; 43	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, he was a senior manager with The Reserve (asset management firm) from May 2005 to May 2006. Prior to that he was a senior manager with PFPC Worldwide since October 2000. Mr. Flook is a vice president and assistant treasurer of 21 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Mark F. Kemper**; 50	Vice President and Secretary	Since 2004	Mr. Kemper is general counsel of UBS Global AM—Americas region (since 2004). Mr. Kemper also is a managing director of UBS Global Asset Management—Americas region (since 2006). He was deputy general counsel of UBS Global Asset Management (Americas) Inc. (“UBS Global AM—Americas”) from July 2001 to July 2004. He has been secretary of UBS Global AM—Americas since 1999 and assistant secretary of UBS Global Asset Management Trust Company since 1993. Mr. Kemper is secretary of UBS Global AM—Americas region (since 2004). Mr. Kemper is vice president and secretary of 21 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

33

UBS Cashfund Inc.

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joanne M. Kilkeary*; 40	Vice President and Assistant Treasurer	Since 2004	Ms. Kilkeary is a director (since 2008) (prior to which she was an associate director) (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 21 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Tammie Lee*; 37	Vice President and Assistant Secretary	Since 2005	Ms. Lee is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Prior to joining UBS Global AM—Americas region, she was vice president and counsel at Deutsche Asset Management/Scudder Investments from 2003 to 2005. Prior to that she was assistant vice president and counsel at Deutsche Asset Management/Scudder Investments from 2000 to 2003. Ms. Lee is a vice president and assistant secretary of 21 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

34

UBS Cashfund Inc.

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Steven J. LeMire*; 38	Vice President and Assistant Treasurer	Since 2007	Mr. LeMire is a director and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since October 2007). Prior to joining UBS Global AM—Americas region, he was an independent consultant with Third River Capital, LLC (formerly Two Rivers Capital, LLC) (from 2005 to 2007). Prior to that, he was vice president of operations and fund administration with Oberweis Asset Management, Inc. (from 1997 to 2005). Mr. LeMire is a vice president and assistant treasurer of 21 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joseph McGill*; 45	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) at UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, he was assistant general counsel, J.P. Morgan Investment Management (from 1999–2003). Mr. McGill is a vice president and chief compliance officer of 21 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

35

UBS Cashfund Inc.

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Nancy Osborn*; 42	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, she was an Assistant Vice President with Brown Brothers Harriman since April 1996. Mrs. Osborn is a vice president and assistant treasurer of 21 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Eric Sanders*; 42	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). From 1996 until June 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 21 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

36

UBS Cashfund Inc.

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Andrew Shoup*; 51	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and senior member of the global treasury administration department of UBS Global AM—Americas region (since July 2006). Prior to joining UBS Global AM—Americas region, he was chief administrative officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from November 2003 to July 2006. Prior to that, he held various positions with Citigroup Asset Management and related companies with their domestic and offshore mutual funds since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public accounting. Mr. Shoup is a vice president and chief operating officer of 21 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

37

UBS Cashfund Inc.

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Kai R. Sotorp**; 49	President	Since 2006	Mr. Sotorp is the Head—Americas for UBS Global Asset Management (since 2004); a member of the board of Adams Street Partners, LLC (since 2008); a member of the UBS Group Managing Board (since 2003) and a member of the UBS Global Asset Management Executive Committee (since 2001). Prior to his current role, Mr. Sotorp was Head of UBS Global Asset Management—Asia Pacific (2002–2004), covering Australia, Japan, Hong Kong, Singapore and Taiwan; head of UBS Global Asset Management (Japan) Ltd. (2001–2004); representative director and president of UBS Global Asset Management (Japan) Ltd. (2000–2004); and member of the board of Mitsubishi Corp.—UBS Realty Inc. (2000–2004). Mr. Sotorp is president of 21 investment companies (consisting of 102 portfolios) for which UBS Global Asset Management—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

38

UBS Cashfund Inc.

Supplemental information (unaudited)

Officers (concluded)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Keith A. Weller*; 46	Vice President and Assistant Secretary	Since 1995	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 21 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

*	This person’s business address is 51 West 52nd Street, New York, New York 10019-6114.
**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.
†	Each director holds office for an indefinite term. Each director who has attained the age of seventy-five (75) years will be subject to retirement on the last day of the month in which he or she attains such age. Officers are appointed by the directors and serve at the pleasure of the Board.
††	Professor Feldberg is deemed an “interested person” of the Fund as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions.

39

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40

Directors

Richard Q. Armstrong Chairman Alan S. Bernikow Richard R. Burt	Meyer Feldberg Bernard H. Garil Heather R. Higgins

Principal Officers

Kai R. Sotorp President Mark F. Kemper Vice President and Secretary	Thomas Disbrow Vice President and Treasurer

Investment Advisor and Administrator

UBS Financial Services Inc.

1285 Avenue of the Americas

New York, New York 10019-6028

Sub-Advisor and Sub-Administrator

UBS Global Asset Management (Americas) Inc.

51 West 52nd Street

New York, New York 10019-6114

Principal Underwriter

UBS Global Asset Management (US) Inc.

51 West 52nd Street

New York, New York 10019-6114

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.

© 2008 UBS Global Asset Management (Americas) Inc. All rights reserved.

UBS Global Asset Management (Americas) Inc.

51 West 52nd Street

New York, New York 10019-6114

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3.	Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: Alan S. Bernikow. Mr. Bernikow is independent as defined in item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees:

For the fiscal years ended March 31, 2008 and March 31, 2007, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $57,000 and $57,000, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:

In each of the fiscal years ended March 31, 2008 and March 31, 2007, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $3,700 and $3,773, respectively.

Fees included in the audit-related fees category are those associated with (1) the reading and providing of comments on the 2007 and 2006 semiannual financial statements and (2) review of the consolidated 2006 and 2005 reports on the profitability of the UBS Funds to UBS Global Asset Management (Americas) Inc. and its affiliates to assist the board members in their annual advisory/administration contract and service/distribution plan reviews.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:

In each of the fiscal years ended March 31, 2008 and March 31, 2007, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $11,400 and $11,200, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:

In each of the fiscal years ended March 31, 2008 and March 31, 2007, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures:

The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of May 12, 2004 – with revisions through May 2007)” (the “charter”). The charter contains the audit committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit ]Committee shall:

…

2.

Pre-approve (a) all audit and permissible non-audit services[1] to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS Global [Asset Management (Americas) Inc. (“UBS Global AM”)] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee’s meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund’s officers).

[1]

The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)	(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended March 31, 2008 and March 31, 2007 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended March 31, 2008 and March 31, 2007 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended March 31, 2008 and March 31, 2007 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended March 31, 2008 and March 31, 2007 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended March 31, 2008 and March 31, 2007 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended March 31, 2008 and March 31, 2007 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	According to E&Y, for the fiscal year ended March 31, 2008, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)	For the fiscal years ended March 31, 2008 and March 31, 2007, the aggregate fees billed by E&Y of $1,723,736 and $2,271,335, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2008	2007
Covered Services	$15,100	$14,973
Non-Covered Services	1,708,636	2,256,362

(h)

The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.	Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, 51 West 52nd Street, New York, New York 10019-6114, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is incorporated by reference herein from Exhibit EX-99.CODE ETH to the registrant’s Report on Form N-CSR filed June 9, 2004 (Accession Number: 0001047469-04-019911)(SEC File No. 811-02802).

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Cashfund Inc.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date: May 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date: May 30, 2008

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date: May 30, 2008